                                                                     Exhibit 23c

                         Consent of Independent Auditors

The Board of Directors
AT&T Corp:

We consent to the incorporation by reference in the following registration statements of AT&T Corp. of our report dated February 26, 2001, with respect to the combined statements of operations and comprehensive earnings, attributed net assets, and cash flows of Liberty Media Group for the year ended December 31, 2000, which report is included in the AT&T Corp. 2002 Annual Report on Form 10-K.

Form        Registration Statement No.           Description
----        --------------------------           -----------
S-3         333-00573                            Shareowner Dividend Reinvestment and Stock Purchase Plan

S-8         333-47257                            AT&T Long Term Savings and Security Plan

S-8         33-34264, 33-34264-1, 33-29256,      AT&T Long Term Savings Plan for Management Employees
            33-21937

S-8         33-39708                             AT&T Retirement Savings and Profit Sharing Plan

S-8         333-47251                            Shares Issuable Under the Stock Option Plan of the AT&T 1987 Long
                                                 Term Incentive Program

S-8         33-50819                             AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management
                                                 Employees

S-8         33-50817                             AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan

S-8         33-54797 (Post-Effective Amendment   AT&T 1996 Employee Stock Purchase Plan
            No. 1)

S-8         333-47255                            AT&T Shares for Growth Program

S-8         333-43440 and 33-28665               AT&T 1997 Long Term Incentive Program

S-3         33-49589                             AT&T $2,600,000,000 Notes and Warrants to Purchase Notes

S-3         33-59495                             AT&T $3,000,000,000 Notes and Warrants to Purchase Notes

S-4         33-57745                             AT&T 5,000,000 Common Shares

S-8         33-42150 (Post-Effective Amendment   NCR Corporation 1989 Stock Compensation Plan
            No. 1 to Form S-4,
            (33-42150-01))

S-8         33-42150 (Post-Effective Amendment   NCR Corporation 1984 Stock Option Plan
            No. 2 to Form S-4,
            (33-42150-02))

S-8         33-42150 (Post-Effective Amendment   NCR Corporation 1976 Stock Option Plan
            No. 3 to Form S-4,
            (33-42150-03))

S-8         33-52119 (Post-Effective Amendment   McCaw Cellular Communications, Inc. 1983 Non-Qualified Stock Option
            No. 1 to Form S-4,                   Plan
            (33-52119-01))

S-8         33-52119 (Post-Effective Amendment   McCaw Cellular Communications, Inc. 1987 Stock Option Plan
            No. 2 to Form S-4,
            (33-52119-02))

S-8         33-52119 (Post-Effective Amendment   McCaw Cellular Communications, Inc. Equity Purchase Plan
            No. 3 to Form S-4,
            (33-52119-03))

S-8         33-52119 (Post-Effective Amendment   McCaw Cellular Communications, Inc. 1992 Stock Option Plan for
            No. 4 to Form S-4,                   Non-Employee Directors
            (33-52119-04))

S-8         33-52119 (Post-Effective Amendment   McCaw Cellular Communications, Inc. Employee Stock Purchase Plan
            No. 5 to Form S-4,
            (33-52119-05))

S-8         33-45302 (Post-Effective Amendment   Teradata Corporation 1987 Incentive and Other Stock Option Plan
            No. 1 to Form S-4,
            (33-45302-01))

S-8         33-63195                             AT&T Amended and Restated 1969 Stock Option Plan for LIN
                                                 Broadcasting Corp.

S-8         333-49419 (Post-Effective Amendment  Teleport Communications Group Inc. 1993 Stock Option Plan
            No. 1 to Form S-4, (333-49419-01))

S-8         333-49419 (Post-Effective Amendment  Teleport Communications Group Inc. 1996 Equity Incentive Plan
            No. 2 to Form S-4, (333-49419-02))

S-8         333-49419 (Post-Effective Amendment  ACC Corp. Employee Long Term Incentive Plan
            No. 3 to Form S-4, (333-49419-03))

S-8         333-49419 (Post-Effective Amendment  ACC Corp. Non-Employee Directors' Stock Option Plan
            No. 4 to Form S-4, (333-49419-04))

S-8         333-49419 (Post-Effective Amendment  ACC Corp. 1996 UK Sharesave Scheme
            No. 5 to Form S-4, (333-49419-05))

S-8         333-70279 (Post-Effective Amendment  Tele-Communications, Inc. 1998 Incentive Plan
            No. 1, (333-70279-01))
                                                 Tele-Communications, Inc. 1996 Incentive Plan (Amended and Restated)

                                                 Tele-Communications, Inc. 1995 Employee Stock Incentive Plan
                                                 (Amended and Restated)

                                                 Tele-Communications, Inc. 1994 Stock Incentive Plan (Amended and
                                                 Restated)

                                                 Tele-Communications, Inc. 1994 Non-Employee Director Stock Option
                                                 Plan

                                                 Tele-Communications International, Inc. 1996 Non-Employee Director
                                                 Stock Option Plan

                                                 Tele-Communications International, Inc. 1995 Stock Incentive Plan

S-8         333-70279 (Post-Effective Amendment  Liberty Media 401(K) Savings Plan
            No. 2, (333-70279-02))               TCI 401(K) Stock Plan

S-4         333-75083                            Vanguard Cellular Systems, Inc.

S-4         333-86019                            MediaOne Corp.

S-8         333-86019 (Post-Effective            MediaOne Group 1999 Supplemental Stock Plan
            Amendment No. 1 to Form S-4
            (333-86019-1))
                                                 Amended MediaOne Group 1994 Stock Plan

S-8         333-86019 (Post-Effective            MediaOne Group 401(K) Savings Plan
            Amendment No. 2 to Form S-4
            (333-86019-2))

S-8         333-53134                            AT&T Broadband Deferred Compensation Plan

S-8         333-61676 and Post-Effective         AT&T Senior Management Incentive Award Deferral Plan
            Amendment No.1 to Form S-8           AT&T Deferred Compensation Plan for Non-Employee Directors
            (333-61676-1))





S-3         333-73120 (Amendment Nos. 1, 2       Redemption of TCI Preferred Securities
            and 3)

S-3         333-83174 (which supercedes          AT&T Universal Shelf Registration
            Form S-3 for the $13,080,000
            Debt Securities and Warrants to
            Purchase Debt Securities 333-71167)

S-3         333-83174-01 (Amendment No. 1)       AT&T Universal Shelf Registration







                                                              KPMG LLP

Denver, Colorado
March 26, 2003